                                                                   EXHIBIT 10.23

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                          LOAN AND SECURITY AGREEMENT
                              LIQUID AUDIO, INC.

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

                               TABLE OF CONTENTS

                                                                            Page
1  ACCOUNTING AND OTHER TERMS...............................................   4
   --------------------------

2  LOAN AND TERMS OF PAYMENT................................................   4
   -------------------------
     2.1  Credit Extensions.................................................   4
     2.2  Overadvances......................................................   6
     2.3  Interest Rate, Payments...........................................   6
     2.4  Fees..............................................................   6

3  CONDITIONS OF LOANS......................................................   7
   -------------------
     3.1  Conditions Precedent to Initial Credit Extension..................   7
     3.2  Conditions Precedent to Initial Advance...........................   7
     3.3  Conditions Precedent to all Credit Extensions.....................   7

4  CREATION OF SECURITY INTEREST............................................   7
   -----------------------------
     4.1  Grant of Security Interest........................................   7

5  REPRESENTATIONS AND WARRANTIES...........................................   7
   ------------------------------
     5.1  Due Organization and Authorization................................   7
     5.2  Collateral........................................................   7
     5.3  Litigation........................................................   8
     5.4  No Material Adverse Change in Financial Statements................   8
     5.5  Solvency..........................................................   8
     5.6  Regulatory Compliance.............................................   8
     5.7  Subsidiaries......................................................   8
     5.8  Full Disclosure...................................................   8

6  AFFIRMATIVE COVENANTS....................................................   9
   ---------------------
     6.1  Government Compliance.............................................   9
     6.2  Financial Statements, Reports, Certificates.......................   9
     6.3  Inventory; Returns................................................   9
     6.4  Taxes.............................................................   9
     6.5  Insurance.........................................................  10
     6.6  Primary Accounts..................................................  10
     6.7  Financial Covenants...............................................  10
     6.8  Further Assurances................................................  10

7  NEGATIVE COVENANTS.......................................................  10
   ------------------
     7.1  Dispositions......................................................  10
     7.2  Changes in Business, Ownership, Management or Business Locations..  10
     7.3  Mergers or Acquisitions...........................................  10
     7.4  Indebtedness......................................................  11
     7.5  Encumbrance.......................................................  11
     7.6  Distributions; Investments........................................  11
     7.7  Transactions with Affiliates......................................  11
     7.8  Subordinated Debt.................................................  11
     7.9  Compliance........................................................  11

8  EVENTS OF DEFAULT........................................................  11
   -----------------
     8.1  Payment Default...................................................  11

       8.2  Covenant Default......................................... 11
       8.3  Material Adverse Change.................................. 12
       8.4  Attachment............................................... 12
       8.5  Insolvency............................................... 12
       8.6  Other Agreements......................................... 12
       8.7  Judgments................................................ 12
       8.8  Misrepresentations....................................... 12

 9  BANK'S RIGHTS AND REMEDIES....................................... 12
    --------------------------
       9.1  Rights and Remedies...................................... 12
       9.2  Power of Attorney........................................ 13
       9.3  Accounts Collection...................................... 13
       9.4  Bank Expenses............................................ 13
       9.5  Bank's Liability for Collateral.......................... 14
       9.6  Remedies Cumulative...................................... 14
       9.7  Demand Waiver............................................ 14

10  NOTICES.......................................................... 14
    -------

11  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER....................... 14
    ------------------------------------------

12  GENERAL PROVISIONS............................................... 14
    ------------------
       12.1  Successors and Assigns.................................. 14
       12.2  Indemnification......................................... 15
       12.3  Time of Essence......................................... 15
       12.4  Severability of Provision............................... 15
       12.5  Amendments in Writing, Integration...................... 15
       12.6  Counterparts............................................ 15
       12.7  Survival................................................ 15
       12.8  Confidentiality......................................... 15
       12.9  Effect of Amendment and Restatement..................... 15
       12.10  Attorneys' Fees, Costs and Expenses.................... 16

13  DEFINITIONS...................................................... 16
    -----------
       13.1  Definitions............................................. 16

     THIS LOAN AND SECURITY AGREEMENT dated November 16, 1998 between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and LIQUID AUDIO, INC ("Borrower"), whose address is 810 Winslow, Redwood City, California 94063

1       ACCOUNTING AND OTHER TERMS
        --------------------------

     Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2       LOAN AND TERMS OF PAYMENT
        -------------------------

2.1     CREDIT EXTENSIONS.

     Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1   REVOLVING ADVANCES.

     (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, whichever is less, minus
(ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iii) the Foreign Exchange Reserve Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement

     (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3 00 p m Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

     (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.1.2   LETTERS OF CREDIT.

     Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances, minus the Foreign Exchange Reserve; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $500,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank.

2.1.3   FOREIGN EXCHANGE CONTRACT; FOREIGN EXCHANGE SETTLEMENTS.

     Borrower may enter foreign exchange contracts (the "Exchange Contracts") not exceeding an aggregate amount of $500,000 (the "Contract Limit"), under which Bank will sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower may not request any Exchange Contracts if

      * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

it is out of compliance with any provision of this Agreement. Exchange Contracts must provide for delivery of settlement on or before the Revolving Maturity Date. The amount available under the Committed Revolving Line is reduced by the following (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date. 100% of the gross amount of the Exchange Contracts.

     Bank may terminate the Exchange Contracts if (a) an Event of Default occurs or (b) there is not sufficient availability under the Committed Revolving Line and Borrower does not have available funds in its deposit account for the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts Borrower will reimburse Bank for all fees, costs and expenses in connection with the Exchange Contracts

     Borrower may not permit the total of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $500,000 (the "Settlement Limit") nor may Borrower permit the total of all Exchange Contracts outstanding at any one time, to exceed the Contract Limit. However, the amount which may be settled in any 2 business day period may be increased above the Settlement Limit up to, but not above the Contract Limit if:

     (i) there is sufficient availability under the Committed Revolving Line in the amount of the Foreign Exchange Reserve for each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Reserve against the Committed Revolving Line, or

     (ii) there is insufficient availability under the Committed Revolving Line for settlements within any 2 business day period, but Bank: (A) verifies good funds overseas before crediting Borrower's deposit account (if Borrower sells foreign currency), or (B) debits Borrower's deposit account before delivering foreign currency overseas (if Borrower purchases foreign currency)

     If Borrower purchases foreign currency. Borrower in advance must instruct Bank either to treat the settlement as an advance under the Committed Revolving Line, or to debit Borrower's account for the amount settled.

     Borrower will execute all Bank's standard applications and agreements in connection with the Exchange Contracts and pay all Bank's standard fees and charges

     Borrower will indemnify Bank and hold it harmless from all claims, liabilities, demands, obligations, actions, costs and expenses (including reasonable attorneys' fees) which it incurs arising out of or in any way relating to any of the Exchange Contracts or any contemplated transactions.

2.1.4   CASH MANAGEMENT SERVICES FACILITY.

          Borrower may use up to $300,000 for Bank's Cash Management Services, which services will include credit card services identified in various cash management services agreements related to such services (the "Cash Management Services") The Cash Management Services Facility terminates on the Revolving Maturity Date, when all amounts due under the Cash Management Services Facility are immediately due and payable.

2.1.5   EQUIPMENT ADVANCES.

     (a) Through November 16, 1999 (the "Equipment Availability End Date"), Bank will make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance computer and office Equipment purchased since June 1, 1998 and may not exceed 100% of the equipment invoice excluding taxes.

shipping, warranty charges, freight discounts and installation expense Software, licenses leasehold improvements and other soft costs may constitute up to 40% of the aggregate Equipment Advances

     (b) Interest accrues from the date of each Equipment Advance at the rate in
Section 2.3(a) and is payable monthly until the Equipment Availability End Date occurs. At Borrowers option at any time prior to the Equipment Availability End Date the outstanding Equipment Advances equal $200.000 or more, the outstanding Equipment Advances may be termed out and be payable in 36 even monthly installments of principal plus interest beginning the 16th day of the month following such term-out and all subsequent payments of principal plus interest are due on the same day of each month thereafter (each an "Early Term-Out"). The final payment for the Early Term-Out, due the 16th day of the 36th month following the Early Term-Out, will be for all outstanding principal plus accrued interest Equipment Advances outstanding on the Equipment Availability End Date are payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the 16th day of each month following the Equipment Availability End Date and ending on November 16, 2002 (the "Equipment Maturity Date") Equipment Advances when repaid may not be reborrowed.

     (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed

2.2     OVERADVANCES.

     If Borrower's Obligations under Section 2 1.1, 2.1.2 and 2.1.3 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess In addition, if Borrower's Obligations under Sections 2.1.2 and 2.1.3 exceed $500,000 at any one time, Borrower will immediately pay Bank the excess.

2.3     INTEREST RATE, PAYMENTS.

     (a) Interest Rate (i) Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate; and (ii) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate of 0.25 percentage points above the Prime Rate After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

     (b) Payments. Interest due on the Committed Revolving Line is payable on the 16th of each month Interest due on the Equipment Advances is payable on the 16th of each month Bank may debit any of Borrower's deposit accounts including Account Number _____________ for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue

2.4     FEES.

     BORROWER WILL PAY:

     (a) Facility Fee. A fully earned, non-refundable Facility Fee of $2,500 for the Committed Revolving Line and the Committed Equipment Line due on the Closing Date; and

     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.

shipping, warranty charges, freight discounts and installation expense. Software, licenses, leasehold improvements and other soft costs may constitute up to 40% of the aggregate Equipment Advances.

     (b) Interest accrues from the date of each Equipment Advance at the rate in
Section 2.3(a) and is payable monthly until the Equipment Availability End Date occurs. At Borrowers option, at any time prior to the Equipment Availability End Date the outstanding Equipment Advances equal $200,000 or more, the outstanding Equipment Advances may be termed out and be payable in 36 even monthly installments of principal plus interest beginning the 16th day of the month following such term-out and all subsequent payments of principal plus interest are due on the same day of each month thereafter (each an "Early Term-Out"). The final payment for the Early Term-Out, due the 16th day of the 36th month following the Early Term-Out, will be for all outstanding principal plus accrued interest. Equipment Advances outstanding on the Equipment Availability End Date are payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the 16th day of each month following the Equipment Availability End Date and ending on November 16, 2002 (the "Equipment Maturity Date") Equipment Advances when repaid may not be reborrowed.

     (c) To obtain an Equipment Advance. Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

2.2     OVERADVANCES.

     If Borrower's Obligations under Section 2.1.1, 2.1.2 and 2.1.3 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess. In addition, if Borrower's Obligations under Sections 2.1.2 and 2.1.3 exceed $500,000 at any one time, Borrower will immediately pay Bank the excess.

2.3     INTEREST RATE, PAYMENTS.

     (a) Interest Rate. (i) Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate; and (ii) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate of 0.25 percentage points above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

     (b) Payments. Interest due on the Committed Revolving Line is payable on the 16th of each month. Interest due on the Equipment Advances is payable on the 16th of each month. Bank may debit any of Borrower's deposit accounts including Account Number _______________ for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue

2.4     FEES.

     Borrower will pay:

     (a) Facility Fee. A fully earned, non-refundable Facility Fee of $2,500 for the Committed Revolving Line and the Committed Equipment Line due on the Closing Date; and

     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.

3       CONDITIONS OF LOANS
        -------------------

3.1     CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

    Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2     CONDITIONS PRECEDENT TO INITIAL ADVANCE.

    Bank shall conduct a satisfactory Collateral audit.

3.3     CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

    Bank's obligations to make each Credit Extension, including the initial Credit Extension, is to the following:

    (a) timely receipt of any Payment/Advance Form; and

    (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true

4       CREATION OF SECURITY INTEREST
        -----------------------------

4.1     GRANT OF SECURITY INTEREST.

    Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

5       REPRESENTATIONS AND WARRANTIES
        ------------------------------

    Borrower represents and warrants as follows:

5.1     DUE ORGANIZATION AND AUTHORIZATION.

    Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

    The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2     COLLATERAL.

    Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor Borrower has no notice of any actual or imminent insolvency Proceeding of any account debtor whose

3       CONDITIONS OF LOANS
        -------------------

3.1     CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

    Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2     CONDITIONS PRECEDENT TO INITIAL ADVANCE.

    Bank shall conduct a satisfactory Collateral audit.

3.3     CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

    Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

    (a) timely receipt of any Payment/Advance Form; and

    (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true

4       CREATION OF SECURITY INTEREST
        -----------------------------

4.1     GRANT OF SECURITY INTEREST.

    Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

5       REPRESENTATIONS AND WARRANTIES
        ------------------------------

    Borrower represents and warrants as follows:

5.1     DUE ORGANIZATION AND AUTHORIZATION.

    Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified

    The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2     COLLATERAL.

    Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects.

5.3     LITIGATION.

     Except as shown in the Schedule, there are no actions or proceedings pending or to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.4     NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5     SOLVENCY.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6     REGULATORY COMPLIANCE.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.7     SUBSIDIARIES.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8     FULL DISCLOSURE.

     No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6.      AFFIRMATIVE COVENANTS
        ---------------------

     Borrower will do all of the following

6.1     GOVERNMENT COMPLIANCE.

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2     FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more. and (iv) budgets, sales projections, operating plans or other financial information Bank requests.

     (b) Within 30 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable prior to an Advance or at such times as outstanding Advances exist, otherwise, within 30 days after the last day of each month, Borrower will deliver to Bank a listing of accounts receivable and accounts payable.

     (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

     (d) Bank has the right to audit Borrower's Collateral at Borrower's expense, but the audits will be conducted no more often than every year unless an Event of Default has occurred and is continuing at such times as outstanding Advances exist. In the event Borrower does not request Advances, no Collateral audit shall be required.

6.3     INVENTORY; RETURNS.

     Borrower will keep all Inventory in good and marketable condition, free from material defects Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns. recoveries, disputes and claims, that involve more than $50,000

6.4     TAXES

     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5     INSURANCE.

     Borrower will keep its business and the Collateral insured for risks and in amounts as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request. Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will at Bank's option, be payable to Bank on account of the Obligations.

6.6     PRIMARY ACCOUNTS.

     Borrower will maintain its primary depository and operating accounts with Bank

6.7     FINANCIAL COVENANTS.

     Borrower will maintain as of the last day of each month:

        (i) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Maintenance Revenue of at least 2.00 to 1.00.

        (ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least $5,750,000.

6.8     FURTHER ASSURANCES.

     Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7.      NEGATIVE COVENANTS
        ------------------

     Borrower will not do any of the following:

7.1     DISPOSITIONS.

     Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2     CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership of greater than 25% Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3     MERGERS OR ACQUISITIONS.

     (i) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except (i) where no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and Tangible Net Worth will not decrease by more than 25%; or (ii) merge or consolidate a Subsidiary into another Subsidiary or into Borrower

7.4     INDEBTEDNESS.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so other than Permitted Indebtedness.

7.5     ENCUMBRANCE.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here

7.6     DISTRIBUTIONS; INVESTMENTS.

     Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7     TRANSACTIONS WITH AFFILIATES.

     Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8     SUBORDINATED DEBT.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9     COMPLIANCE.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.      EVENTS OF DEFAULT
        -----------------

     Any one of the following is an Event of Default:

8.1     PAYMENT DEFAULT.

     If Borrower fails to pay any of the Obligations;

8.2     COVENANT DEFAULT.

     If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period),

8.3     MATERIAL ADVERSE CHANGE.

     (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment. that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

8.4     ATTACHMENT.

     If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5     INSOLVENCY.

     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6     OTHER AGREEMENTS.

     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change.

8.7     JUDGMENTS.

     If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8     MISREPRESENTATIONS.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9       BANK'S RIGHTS AND REMEDIES
        --------------------------

9.1     RIGHTS AND REMEDIES.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower,

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

     (g) Dispose of the Collateral according to the Code.

9.2     POWER OF ATTORNEY.

     Effective only when an Event of Default occurs and continues. Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3     ACCOUNTS COLLECTION.

     When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4     BANK EXPENSES.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank;

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower.

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

     (g) Dispose of the Collateral according to the Code.

9.2     POWER OF ATTORNEY.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to. (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3     ACCOUNTS COLLECTION.

     When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4     BANK EXPENSES.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral

No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5     BANK'S LIABILITY FOR COLLATERAL.

     If Bank complies with reasonable banking practices it is not liable for:
(a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral;
(c) any diminution in the value of the Collateral or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss damage or destruction of the Collateral.

9.6     REMEDIES CUMULATIVE.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given

9.7     DEMAND WAIVER.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10      NOTICES
        -------

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A Party may change its notice address by giving the other Party written notice

11      CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
        ------------------------------------------

     California law governs the Loan Documents without regard to principles of conflicts of law Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12      GENERAL PROVISIONS
        ------------------

12.1    SUCCESSORS AND ASSIGNS.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2  INDEMNIFICATION.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3  TIME OF ESSANCE.

     Time is of the essence for the performance of all obligations in this Agreement.

12.4  SEVERABILITY OF PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5  AMENDMENTS IN WRITING, INTEGRATION.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties separate counterparts, each of which, when executed and delivered, are an original, and all to together, constitute one agreement.

12.7  SURVIVAL.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8  CONFIDENTIALITY.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any Interest in the Loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9  EFFECT OF AMENDMENT AND RESTATEMENT.

     This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All credit extensions or loans outstanding under the Original Agreement are and shall

12.2    INDEMNIFICATION.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred or paid by Bank from, following, or consequential to transactions between Bank and Borrower including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3    TIME OF ESSENCE.

     Time is of the essence for the performance of all obligations in this Agreement

12.4    SEVERABILITY OF PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5    AMENDMENTS IN WRITING, INTEGRATION.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6    COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one agreement.

12.7    SURVIVAL.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run

12.8    CONFIDENTIALITY.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9    EFFECT OF AMENDMENT AND RESTATEMENT.

     This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All credit extensions or loans outstanding under the Original Agreement are and shall continue to be outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10   ATTORNEYS' FEES, COSTS AND EXPENSES.

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

13      DEFINITIONS
        -----------

13.1    DEFINITIONS.

     In this Agreement:

     "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "ADVANCE" is a loan advance (or advances) under the Committed Revolving
Line.

     "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "BORROWING BASE" is 80% of Eligible Accounts as determined by Bank from Borrower's most recent Borrowing Base Certificate.

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed

     "CASH MANAGEMENT SERVICES FACILITY" is defined in Section 2.1.4.

     "CLOSING DATE" is the date of this Agreement.

     "CODE" is the California Uniform Commercial Code.

     "COLLATERAL" is the property described on Exhibit A.
                                               ---------

     "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $3,000,000.

     "COMMITTED REVOLVING LINE" is an Advance of up to $1,000,000.

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not or that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable, (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "CREDIT EXTENSION" is each Advance, Equipment Advance, Letter of Credit. Exchange Contract or any other extension of credit by Bank for Borrower's benefit.

     "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

     "DEFERRED MAINTENANCE REVENUE" is all amounts received in advance of performance under maintenance contracts and not yet recognized as revenue.

     "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5, but Bank may change eligibility standards by giving Borrower notice. Unless Bank
---
agrees otherwise in writing, Eligible Accounts will not include

     (a) Accounts that the account debtor has not paid within 90 days of invoice date,

     (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

     (c) Credit balances over 90 days from invoice date;

     (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

     (e) Accounts for which the account debtor does not have its principal place of business in the United States;

     (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

     (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts),

     (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

     (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent,

     (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business

     (k) Accounts for which Bank reasonably determines collection to be doubtful

     "EQUIPMENT" is all present and future machinery, equipment, tenant improvements furniture fixtures, vehicles, tools, parts and attachments in which Borrower has any interest

     "EQUIPMENT ADVANCE" is defined in Section 2.1.5.

     "EQUIPMENT AVAILABILITY END DATE" is defined in Section 2.1.5.

     "EQUIPMENT MATURITY DATE" is defined in Section 2.1.5.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations

     "EXCHANGE CONTRACT" is defined in Section 2.1.3.

     "GAAP" is generally accepted accounting principles.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "LETTER OF CREDIT" is defined in Section 2.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance

     "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

     "OBLIGATIONS" are debts, principal, interest. Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "ORIGINAL AGREEMENT" has the meaning set forth in recital paragraph A

     "PERMITTED INDEBTEDNESS" is:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document

     (b)  Indebtedness existing on the Closing Date and shown on the Schedule,

     (c)  Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business, and

     (e)  Indebtedness secured by Permitted Liens.

     "PERMITTED INVESTMENTS" are:

     (a)  Investments shown on the Schedule and existing on the Closing Date;
          and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc, and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue

     "PERMITTED LIENS" are:

     (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;
---

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the
                                          --
property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses
                            --
permit granting Bank a security interest;

     (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension,
                                                            ---
renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate

     "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents plus accounts receivable.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "REVOLVING MATURITY DATE" is November 16, 1999

     "SCHEDULE" is any attached schedule of exceptions.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

     "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a)
                              -----
goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities plus Subordinated Debt.
                      ---

     "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

BORROWER:

Liquid Audio, Inc.

By: /s/ [SIGNATURE ILLEGIBLE]
    -----------------------------
Title:      CFO
       --------------------------

BANK

SILICON VALLEY BANK

By: /s/ [SIGNATURE ILLEGIBLE]
    -----------------------------
Title:    V.P.
       ---------------------------

                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following

     All goods and equipment now owned or hereafter acquired, including, without limitation all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing, wherever located.

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind.

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower:

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing.

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired, all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired, all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, all claims for damages by way of any past, present and future infringement of any of the foregoing, and

All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M. P.S.T.

TO CENTRAL CLIENT SERVICE DIVISION           DATE:  _______________________

FAX# (408) 496-2426                          TIME:  _______________________

--------------------------------------------------------------------------------
FROM: Liquid Audio, Inc.
      --------------------------------------------------------------------------
                            CLIENT NAME (BORROWER)

REQUESTED BY: __________________________________________________________________
                           AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE: __________________________________________________________

PHONE NUMBER: __________________________________________________________________

FROM ACCOUNT #________________  TO ACCOUNT #____________________________________

REQUESTED TRANSACTION TYPE              REQUESTED DOLLAR AMOUNT
--------------------------              -----------------------

PRINCIPAL INCREASE (ADVANCE)            $_______________________________________
PRINCIPAL PAYMENT (ONLY)                $_______________________________________
INTEREST PAYMENT (ONLY)                 $_______________________________________
PRINCIPAL AND INTEREST (PAYMENT)        $_______________________________________
OTHER INSTRUCTIONS: ____________________________________________________________
--------------------------------------------------------------------------------
All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 BANK USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me

______________________________________              ____________________________
               Authorized Requester                            Phone #

______________________________________              ____________________________
               Received By (Bank)                              Phone #

                      ___________________________________
                          Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrower:   Liquid Audio, Inc.                  Lender   Silicon Valley Bank
                                                         3003 Tasman Drive
                                                         Santa Clara, CA 95054


Commitment Amount $1,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
1.        Accounts Receivable Book Value as of___                 $________
2.        Additions (please explain on reverse)                   $________
3.        TOTAL ACCOUNTS RECEIVABLE                               $________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.        Amounts over 90 days due                       $________
5.        Balance of 50% over 90 day accounts            $________
6.        Credit balances                                $________
7.        Concentration Limits                           $________
8.        Foreign Accounts                               $________
9.        Governmental Accounts                          $________
10.       Contra Accounts                                $________
11.       Promotion or Demo Accounts                     $________
12.       Intercompany/Employee Accounts                 $________
13.       Other (please explain on reverse)              $________
14.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                    $________
15.       Eligible Accounts (3 minus 14)                          $________
16.       LOAN VALUE OF ACCOUNTS (80% of #15)                     $________
BALANCES
7.        Maximum Loan Amount                           $________
18.       Total Funds Available [Lesser of #17 or #16]  $________
19.       Present balance owing on Line of Credit       $________
20.       Outstanding under Sublimits (LC or FX)        $________
21.       RESERVE POSITION (#18 minus #19 and #20)      $________

The undersigned represents and warrants that this is true, complete and correct and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS

                                                  -----------------------
                                                       BANK USE ONLY
                                                       -------------
                                                  Rec'd By __________
                                                           Auth. Signer
Liquid Audio, Inc.                                Date __________
                                                  Verified:__________
By: _______________________                                Auth. Signer
     Authorized Signer
                                                  Date:__________
                                                  -----------------------

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrower: Liquid Audio, Inc                    Lender:   Silicon Valley Bank
                                                         3003 Tasman Drive
                                                         Santa Clara CA 95054


Commitment Amount: $1,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
1         Accounts Receivable Book Value as of_______               $_____
2         Additions (please explain on reverse)                     $_____
3         TOTAL ACCOUNTS RECEIVABLE                                 $_____

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4         Amounts over 90 days due                       $________
5         Balance of 50% over 90 day accounts            $________
6         Credit balances                                $________
7         Concentration Limits                           $________
8         Foreign Accounts                               $________
9         Governmental Accounts                          $________
10        Contra Accounts                                $________
11        Promotion or Demo Accounts                     $________
12        Intercompany/Employee Accounts                 $________
13        Other (please explain on reverse)              $________
14        TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                      $_____
15        Eligible Accounts (#3 minus #14)                          $_____
16        LOAN VALUE OF ACCOUNTS (80% of #15)                       $_____
BALANCES
17        Maximum Loan Amount                            $________
18        Total Funds Available [Lesser of # 17 or #16]  $________
19        Present balance owing on Line of Credit        $________
20        Outstanding under Sublimits (LC or FX)         $_____
21        RESERVE POSITION (#18 minus #19 and #20)                  $_____

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS

                                                      ------------------------
                                                          BANK USE ONLY
                                                          --------------
                                                       Rec'd By:_______
                                                                 Auth. Signer
Liquid Audio, Inc.                                     Date:________

                                                       Verified:____________
By _______________________________                               Auth. Signer
           Authorized Signer                           Date:________
                                                       __________
                                                      ------------------------

                                   EXHIBIT D

                            COMPLIANCE CERTIFICATE

TO:       SILICON VALLEY BANK
          3003 Tasman Drive
          Santa Clara, CA 95054

FROM:     LIQUID AUDIO, INC.

     The undersigned authorized officer of Liquid Audio, Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     REPORTING COVENANT                         REQUIRED                              COMPLIES
     -------------------                        --------                              --------
     Monthly financial statements + CC          Monthly within 30 days                Yes    No
     Annual (Audited)                           FYE within 120 days                   Yes    No
     A/R & A/P Agings                           Monthly within 30 days                Yes    No
     Borrowing Base Certificate*                Monthly within 30 days                Yes    No
     *not required when no outstanding Advances exist

     FINANCIAL COVENANT                         REQUIRED                ACTUAL        COMPLIES
     ------------------                         --------                ------        --------
     Maintain on a Monthly Basis:
     Adjusted Quick Ratio**                     2.00:1.00               _____1.00     Yes   No
     Minimum Tangible Net Worth                 $5,750,000              $________     Yes   No

     **defined as, cash and cash equivalents plus accounts receivable divided by current liabilities less deferred revenues.

                                                --------------------------------
COMMENTS REGARDING EXCEPTIONS: See Attached             BANK USE ONLY

                                                  Received by:__________________
Sincerely,                                                    AUTHORIZED SIGNER

Liquid Audio, Inc.                                Date:_________________________

                                                  Verified:_____________________
                                                            AUTHORIZED SIGNER
____________________________________
SIGNATURE                                         Date:_________________________

____________________________________              Compliance Status  Yes  No
TITLE                                             ------------------------------

___________________________________

DATE

                        CORPORATE BORROWING RESOLUTION

BORROWER:   LIQUID AUDIO, INC.             BANK:  SILICON VALLEY BANK
            810 WINSLOW                           3003 TASMAN DRIVE
            REDWOOD CITY, CA 94063                SANTA CLARA, CA 95054-1191

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF LIQUID AUDIO, INC. ("BORROWER"), HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of Borrower whose actual signatures are shown below:


    NAMES               POSITIONS          ACTUAL SIGNATURES
    -----               ---------          -----------------
GARY IWATANI               CFO           /s/ Gary Iwatani
----------------  ---------------------  -------------------------

----------------  ---------------------  -------------------------

----------------  ---------------------  -------------------------

----------------  ---------------------  -------------------------

acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

     EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents

     GRANT SECURITY. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

     FOREIGN EXCHANGE CONTRACTS. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

     ISSUE WARRANTS. To issue warrants to purchase Borrower's capital stock, for such class, series and number, and on such terms, as an officer of Borrower shall deem appropriate.

     FURTHER ACTS. In the cases of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Borrower and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Borrower; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on November 16, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X /s/ [SIGNATURE ILLEGIBLE]
  ----------------------------------------
* Secretary or Assistant Secretary

X ________________________________________

*NOTE. In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                           NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of November 16, 1998 by and between Liquid Audio Inc ("Borrower") and Silicon Valley Bank ("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows

     1. Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation the following:

          a. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

          b. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

          c. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          d. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          e. All patents, patent applications and like protections including, without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications.

          f. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation,

          g. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          h. All licenses or other rights to use any of the Copyrights, Patents, Trademarks or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          i. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

          j. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

          2. It shall be an event of default under the Loan Documents between Borrower and Bank, there is a breach of any term of this Negative Pledge Agreement

          3. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.

BORROWER:

Liquid Audio, Inc

By: /s/ Gary Iwatani
   -------------------------------
Name: GARY IWATANI
      ----------------------------
Title:      CFO
      ----------------------------

BANK:

SILICON VALLEY BANK

By: /s/ Dan Sanchez
    ------------------------------
Name: Dan Sanchez
      ----------------------------
Title  V.P.
      ----------------------------

                              SILICON VALLEY BANK

                      PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:              Liquid Audio, Inc.

LOAN OFFICER:          Dan Sanchez

DATE:                  November 16, 1998

                       Revolving Loan Fee             $2,500.00
                       Credit Report                      35.00
                       UCC Search Fee                     60.00
                       UCC Filing Fee                     20.00
                       Documentation Fee                 750.00

                       TOTAL FEE DUE                  $3,365.00
                                                      =========

Please indicate the method of payment:

       (x)  A check for the total amount is attached.

       ( )  Debit DDA # ______________ for the total amount.

       ( )  Loan proceeds

Borrower:

By: /s/ [SIGNATURE ILLEGIBLE]
   ----------------------------------
     (Authorized Signer)

/s/ [SIGNATURE ILLEGIBLE]
-------------------------------------
Silicon Valley Bank           (Date)
Account Officer's Signature

       This STATEMENT is presented for filing pursuant to the California
                            Uniform Commercial Code

------------------------------------------------------------------------------------------------------------------------------------
1. FILE NO OF ORIG FINANCING STATEMENT      1A. DATE OF FILING OR ORIG FINANCING    1B. DATE OF ORIG FINANCING   1C. PLACE ??? ?????
                                                STATEMENT                               STATEMENT
        9634060062                                      12/3/95                                                       CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                                                      2A  ?? ??? ??? ???

      Liquid Audio, Inc.
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                                 2C. CITY, STATE                     2D. Zip Code

   810 Winslow                                                                         Redwood City, CA                       94063
------------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) ( LAST NAME FIRST)                                                                 3A. ??? ???? ???? ?

------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                                                 3C. CITY, STATE                    3D. Zip Code

------------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                                                4A. ???? ???? ????
       NAME  SILICON VALLEY BANK
       MAILING ADDRESS  3003 Tasman Drive
       CITY Santa Clara                                    STATE  CA                    ZIP CODE 95054
------------------------------------------------------------------------------------------------------------------------------------
5. ASIGNEE OF SECURED PARTY (IF ANY)
      NAME
      MAILING ADDRESS
      CITY                                                 STATE                        ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
6. A [_] CONTINUATION- The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here  [_] and insert description of real property on which growing or to be grown in item 7 below.
     -------------------------------------------------------------------------------------------------------------------------------
   B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
     -------------------------------------------------------------------------------------------------------------------------------
   C [_] ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
         Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
     -------------------------------------------------------------------------------------------------------------------------------
   D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
         Statement bearing the file number shown above.
     -------------------------------------------------------------------------------------------------------------------------------
   E [x] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
         (Signature of Debtor required on all amendments.)
     -------------------------------------------------------------------------------------------------------------------------------
   F [_] OTHER
------------------------------------------------------------------------------------------------------------------------------------
7. Replacing exist Collateral description with Exhibit "A" attached hereto and incorporated herein



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8.                                      trans  3945                                     C    9.   This Space Use of filing Officer
     Liquid Audio, Inc.                             (DATE) ___________________ 19___    O              (Date, Time, Filing Officer)
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     By /s/ [SIGNATURE ILLEGIBLE]                                     CFO               2
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      SIGNATURES(S) OF DEBTORS(S)             113/DXS              (TITLE)

SILICON VALLEY BANK                                                                     3
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     By /s/ Dan Sanchez                                                                 4
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                    SIGNATURES(S) OF SECURED PARTY(IES)            (TITLE)
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10.                     RETURN COPY TO

NAME      Data File Services, Inc.                                                      6
ADDRESS   P.O. Box 275
CITY AND  Van Nuys                                                                      7
STATE     CA                                                                            8
          91408-2750

(1) FILING OFFICER COPY                                                                 9
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                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.